February 9, 2012

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND

Supplement to Summary Prospectus

dated July 1, 2011

As Revised, August 26, 2011

and Statutory Prospectus

dated July 1, 2011

                  The Board of Trustees of Dreyfus BASIC U.S. Government Money Market Fund (the “Fund”) has approved the liquidation of the Fund, effective on or about April 11, 2012 (the “Liquidation Date”).  Accordingly, effective on or about February 22, 2012, no new or subsequent investments in the Fund will be permitted, except that subsequent investments will be permitted until the Liquidation Date when made (i) in any Fund accounts that are in existence as of February 22, 2012 and that serve as “sweep accounts”, (ii) by participants in group retirement plans (and their successor plans) if the Fund was established as an investment option under the plans before February 22, 2012, or (iii) pursuant to the Fund’s automatic investment plans and dividend reinvestment.

                  In addition, effective on or about February 22, 2012, the Fund’s transaction fees that are applicable to redemptions and exchanges of Fund shares held in accounts with balances below $50,000 will be waived on any redemption or exchange of Fund shares.

                  Please note that checks presented for payment to the Fund’s transfer agent pursuant to the Fund’s Checkwriting Privilege after the Fund’s liquidation will not be honored.

                  Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“DWWD”), except that Fund shares held on the Liquidation Date in Dreyfus-sponsored 403(b)(7) plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”), to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DWWD or DLA by calling 1-800-DREYFUS.